		Aspen Investments LLC
		Atlantis Investments LLC
		c/o Finser Corporation
Time Warner Inc.	America Online, Inc.	550 Biltmore Way, Suite
One Time Warner Center	22000 AOL Way	900
New York, NY 10019	Dulles, VA 20166	Coral Gables, FL 33134

September 28, 2005

America Online Latin America, Inc.
6600 N. Andrews Avenue, Suite 400
Ft. Lauderdale, FL 33309

Ladies and Gentlemen:

Reference is made to that certain letter agreement (the “Plan Support Agreement”) dated as of June 23, 2005, among America Online Latin America, Inc. (“AOLA”), Time Warner Inc. (“TW”), America Online, Inc. (“AOL”; and together with TW, the “TW Parties”) and Aspen Investments LLC and Atlantis Investments LLC (collectively, “ODC”) setting forth certain terms and conditions pursuant to which AOLA and certain of its direct and indirect subsidiaries will propose their joint chapter 11 plan of liquidation on a consensual basis with the support of TW, AOL and ODC. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Plan Support Agreement.

The TW Parties and ODC agree that the Plan Support Agreement shall be amended in the following respects: (i) “November 30, 2005” shall be substituted for “September 30, 2005” in paragraph 7(i) of the Plan Support Agreement; and (ii) “March 31, 2006” shall be substituted for “January 31, 2006” in paragraph 7(ii) of the Plan Support Agreement.

Except as specifically amended hereby, the Plan Support Agreement shall remain in full force and effect.

Kindly acknowledge your agreement to the above-described amendments to the Plan Support Agreement by counter-signing this letter agreement and returning an executed copy of the same to TW, AOL and ODC.

TIME WARNER INC.

By:	/s/ Katherine A. Brown

Name: Title:	Katherine A. Brown SVP, Mergers and Acquistions

AMERICA ONLINE, INC.

By:	/s/ Steve Swad

Name:	Steve Swad

Title: Chief Financial Officer

By:	/s/ Cristina Pieretti

Name: Title:	Cristina Pieretti Executive Vice President

ATLANTIS INVESTMENTS LLC

By:	/s/ Cristina Pieretti

Name:	Cristina Pieretti

Title: Executive Vice President

AMERICA ONLINE LATIN AMERICA, INC.

By:	/s/ Charles Herington

Name: Title:	Charles Herington President

AOL PUERTO RICO MANAGEMENT SERVICES, INC.

By:	/s/ Mario Martín Lanzoni

Name: Title:	Mario Martín Lanzoni Treasurer

AMERICA ONLINE CARIBBEAN

BASIN, INC.

By:	/s/ Osvaldo Baños

Name: Title:	Osvaldo Baños President

AOL LATIN AMERICA

MANAGEMENT LLC

By: America Online Latin America, Inc., its sole member

By:	/s/ Charles Herington

Name: Title:	Charles Herington President